THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED									YEAR ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017	Dec 31 2016
UNDERWRITING GAIN*	$70	$168	$70	$173	$114	$176	$(149)	$93	$68	$525	$188	$478
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	58.4	57.3	59.1	56.0	56.8	57.1	58.6	57.8	57.3	57.3	57.7	56.6
Current accident year catastrophes	3.9	2.0	5.3	4.2	4.0	(1.2)	15.7	3.7	4.2	3.9	5.6	3.0
Prior accident year development	(0.6)	(3.0)	(3.0)	(4.2)	(1.1)	(2.0)	(0.2)	—	0.9	(2.8)	(0.3)	0.4
Total losses and loss adjustment expenses	61.7	56.3	61.5	56.0	59.7	53.9	74.1	61.5	62.4	58.4	63.0	60.1
Expenses	34.0	34.2	34.2	33.7	33.4	34.5	34.4	33.0	33.3	33.9	33.8	32.5
Policyholder dividends	0.3	0.3	0.4	0.3	0.2	1.4	0.2	0.2	0.2	0.3	0.5	0.2
Combined ratio	96.1	90.7	96.1	90.1	93.3	89.9	108.6	94.6	96.0	92.6	97.3	92.8
Current accident year catastrophes and prior accident year development	3.3	(1.0)	2.3	—	2.9	(3.2)	15.5	3.7	5.1	1.1	5.3	3.4
Underlying combined ratio*	92.7	91.7	93.7	90.0	90.4	93.0	93.2	90.9	90.9	91.5	92.0	89.4

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	92.4	83.4	88.3	85.6	88.9	85.3	91.3	90.0	91.2	86.5	89.5	89.8
Current accident year catastrophes	3.4	2.1	2.7	5.5	3.5	—	6.1	3.2	4.8	3.4	3.5	2.7
Prior accident year development	0.1	(4.7)	(2.8)	(5.1)	(2.0)	(2.9)	(3.6)	0.2	(0.4)	(3.7)	(1.7)	0.7
Underlying combined ratio	88.9	86.0	88.4	85.2	87.5	88.2	88.8	86.6	86.8	86.7	87.6	86.4
MIDDLE & LARGE COMMERCIAL
Combined ratio	103.0	99.0	111.7	97.8	100.7	97.2	120.1	102.0	105.2	102.4	106.1	99.5
Current accident year catastrophes	5.0	0.9	10.0	3.3	5.9	(1.3)	18.6	4.9	4.6	5.0	6.7	3.9
Prior accident year development	(0.2)	(1.8)	0.4	(2.6)	(0.2)	(2.9)	1.7	0.1	4.1	(1.0)	0.7	1.4
Underlying combined ratio	98.1	99.9	101.2	97.1	95.0	101.5	99.8	97.0	96.5	98.4	98.7	94.1
GLOBAL SPECIALTY
Combined ratio	85.7	95.4	69.6	92.1	86.1	79.5	149.6	87.6	81.8	85.9	99.8	75.2
Current accident year catastrophes	2.3	6.7	0.4	0.2	—	(7.3)	62.0	0.4	0.1	1.9	13.9	1.0
Prior accident year development	(5.9)	0.4	(20.6)	3.8	—	2.6	(0.2)	(1.7)	(7.0)	(4.1)	(1.5)	(9.7)
Underlying combined ratio	89.4	88.4	89.8	88.1	86.1	84.1	87.9	88.9	88.7	88.1	87.4	83.9
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED									YEAR ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017	Dec 31 2016
WRITTEN PREMIUMS
Small Commercial	$1,010	$889	$898	$906	$978	$859	$885	$912	$974	$3,671	$3,630	$3,496
Middle & Large Commercial	757	742	686	657	716	701	659	632	692	2,801	2,684	2,666
Middle Market	641	653	605	569	600	607	568	549	574	2,427	2,298	2,276
National Accounts and Other	116	89	81	88	116	94	91	83	118	374	386	390
Global Specialty	171	156	155	161	145	156	146	150	144	617	596	528
U.S. [1]	171	156	155	161	145	156	146	150	144	617	596	528
International [2]	—	—	—	—	—	—	—	—	—	—	—	—
Global Re [3]	—	—	—	—	—	—	—	—	—	—	—	—
Other	11	13	12	10	12	11	12	12	11	47	46	42
Total	$1,949	$1,800	$1,751	$1,734	$1,851	$1,727	$1,702	$1,706	$1,821	$7,136	$6,956	$6,732
EARNED PREMIUMS
Small Commercial	$910	$930	$920	$907	$894	$904	$901	$896	$875	$3,651	$3,576	$3,442
Middle & Large Commercial	703	710	702	675	659	671	664	666	662	2,746	2,663	2,643
Middle Market	608	610	598	580	564	575	569	570	566	2,352	2,280	2,267
National Accounts and Other	95	100	104	95	95	96	95	96	96	394	383	376
Global Specialty	153	156	151	152	146	148	147	146	139	605	580	524
U.S. [1]	153	156	151	152	146	148	147	146	139	605	580	524
International [2]	—	—	—	—	—	—	—	—	—	—	—	—
Global Re [3]	—	—	—	—	—	—	—	—	—	—	—	—
Other	11	10	12	11	12	11	11	12	12	45	46	42
Total	$1,777	$1,806	$1,785	$1,745	$1,711	$1,734	$1,723	$1,720	$1,688	$7,047	$6,865	$6,651

U.S. STANDARD COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION [4]
New Business Premium
Small Commercial	$175	$157	$145	$142	$156	$142	$131	$136	$143	$600	$552	$557
Middle Market	$140	$136	$131	$135	$138	$130	$109	$102	$125	$540	$466	$443
Renewal Price Increases [5]
Standard Commercial Lines- Written	1.7%	1.7%	1.8%	3.1%	2.8%	2.9%	3.6%	3.5%	3.3%	2.4%	3.3%	2.2%
Standard Commercial Lines- Earned	2.4%	2.6%	3.0%	3.3%	3.3%	3.3%	3.0%	2.6%	2.4%	3.1%	2.8%	2.3%
Policy Count Retention [5]
Small Commercial	84%	83%	83%	82%	82%	83%	83%	83%	85%	82%	84%	84%
Middle Market	81%	79%	78%	77%	78%	79%	76%	75%	80%	78%	78%	75%
Policies in Force (in thousands) [5]
Small Commercial	1,280	1,271	1,264	1,259	1,258	1,266	1,268	1,272	1,275
Middle Market	64	64	64	65	65	66	66	66	66
[1] U.S. business includes a small amount of multinational exposure.
[2] International represents Navigators business written in either Lloyds or other international markets, which will include U.S. exposure.
[3] Global Re will include accident and health and other assumed premiums previously written by Navigators Re.
[4] Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines.
[5] Excludes certain risk classes of higher hazard general liability in middle market.

APPENDIX

BASIS OF PRESENTATION
Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock and accident and health reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies and national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.

Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses and policyholder dividends. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. A reconciliation of net income (loss) to underwriting gain (loss) for Commercial Lines reporting segment is set forth and available on The Hartford’s Investor Financial Supplement for first quarter 2019 filed with the Securities and Exchange Commission ("SEC"), on May 1, 2019 and fourth quarter 2018 filed with the SEC on February 4, 2019, and available at the Investor Relations section of The Hartford’s website at https://ir.thehartford.com.

Underlying combined ratio is a non-GAAP financial measure. Combined ratio is the most directly comparable GAAP measure. Underlying combined ratio represents the combined ratio before catastrophes and prior accident year development. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. A reconciliation of the combined ratio to the underlying combined ratio Commercial Lines is set forth on page 1.

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